SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

☒

Filed by a Party other than the Registrant

☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)

Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4)

Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)

Total fee paid:

__________________________________________________________________________________

☐

Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

__________________________________________________________________________________

2)

Form, Schedule or Registration Statement No.:

__________________________________________________________________________________

3)

Filing Party:

__________________________________________________________________________________

4)

Date Filed:

__________________________________________________________________________________

EAS Genesis Fund

EAS Global Cycle Fund

each a series of

Northern Lights Fund Trust

4020 South 147th Street, Omaha, NE 68137
(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 15, 2011

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the EAS GENESIS FUND and EAS GLOBAL CYCLE FUND, to be held at the offices of the Trust’s administrator, 450 Wireless Blvd., Hauppauge, NY  11788, on February 15, 2011 at 10:00 a.m., Eastern time, for the following purposes:

1.   To approve a new Investment Management Agreement ("Management Agreement") between the Trust and Emerald Asset Advisors, LLC, the Funds’ current investment adviser.

2.   To approve an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between Emerald Asset Advisors, LLC and CWM, LLC.

3.

To approve the Funds’ reliance on an order by the Securities and Exchange Commission for which the Funds have applied (“Application”) for exemption from Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), which will allow the Funds’ investment adviser to hire sub-advisers without shareholder approval.

4.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

NO INCREASE IN FEES IS PROPOSED.

Shareholders of record at the close of business on January 5, 2011 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on February 15, 2011

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Management Agreement and Sub-Advisory Agreement) and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

Emile R. Molineaux, Esq., Secretary

January 13, 2011

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

EAS Genesis Fund

EAS Global Cycle Fund

each a series of

Northern Lights Fund Trust

4020 South 147th Street, Omaha, NE 68137
(631) 470-2600

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 15, 2011

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the EAS GENESIS FUND and EAS GLOBAL CYCLE FUND (each a “Fund” and together, the “Funds”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 450 Wireless Blvd., Hauppauge, NY 11788 on February 15, 2011 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about January 14, 2011.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.   To approve a new Investment Management Agreement ("Management Agreement") between the Trust and Emerald Asset Advisors, LLC, the Funds’ current investment adviser.

2.   To approve an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between Emerald Asset Advisors, LLC and CWM, LLC.

3.

To approve the Funds’ reliance on an order by the Securities and Exchange Commission for which the Funds have applied (“Application”) for exemption from Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), which will allow the Funds’ investment adviser to hire sub-advisers without shareholder approval.

4.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

NO INCREASE IN FEES IS PROPOSED.

Only shareholders of record at the close of business on January 5, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the EAS Genesis Fund’s most recent annual report, and each Fund’s most recent semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 450 Wireless Blvd., Hauppauge, NY 11788, by calling 1-877-EAS-0757.

PROPOSAL I

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN

THE TRUST AND EMERALD ASSET ADVISORS, LLC

Background

The primary purpose of this proposal is to enable Emerald Asset Advisors, LLC ("Emerald") to continue to serve as the investment adviser to the Funds.  To do so, the Trustees are requesting that shareholders approve a new management agreement between the Trust, on behalf of the Funds, and Emerald (the “New Management Agreement”).  Emerald has served as the Funds’ investment adviser since the EAS Genesis Fund commenced operations on August 14, 2008 and the EAS Global Cycle Fund commenced operations on August 31, 2010.  Approval of the New Management Agreement will not raise the fees paid by the Funds or the Funds’ shareholders.  The New Management Agreement is similar in all material respects to the initial management agreement with Emerald (the “Initial Management Agreement”).  The effective date of the New Management Agreement will be the date shareholders of the Funds approve the New Management Agreement.

Shareholder approval of the New Management Agreement is being requested in connection with a change in the ownership of Emerald.  Emerald is a privately-held advisory firm controlled by Robert A. Isbitts and Scot L. Hunter by virtue of their ownership of at least 25% of Emerald’s membership interests.  Upon shareholder approval of the New Management Agreement, Mr. Isbitts will discontinue his employment relationship with and ownership of his membership interests in Emerald, and Mr. Isbitts will become the Chief Investment Officer of CWM, LLC (“CWM”).  If the New Management Agreement and the Sub-Advisory Agreement are approved, Mr. Isbitts will continue serving as a portfolio manager for the Funds, as described more fully below under Proposal II.

Under the 1940Act, a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s management agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  Upon Mr. Isbitt’s relinquishing his ownership interests in Emerald, a “change in control” of Emerald for purposes of the 1940 Act will be deemed to have occurred and to have caused the “assignment” and resulting termination of the Initial Management Agreement.

The 1940 Act requires that management agreements be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed New Management Agreement.  The Board of Trustees of the Trust approved the New Management Agreement for each Fund, subject to shareholder approval.

The Management Agreements

Under the terms of the Initial Management Agreement, Emerald is entitled to receive an annual fee from the EAS Genesis Fund equal to 1.00% and from the EAS Global Cycle Fund of 0.75% of the Funds’ respective average daily net assets.  For such compensation, Emerald, at its expense, continuously furnishes an investment program for the Funds, makes investment decisions on behalf of the Funds, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Initial Management Agreement at a meeting on March 17, 2008 with respect to the EAS Genesis Fund and at a meeting on March 25, 2010 with respect to the EAS Global Cycle Fund. At a meeting on February 25, 2010, the Board of Trustees, including the Independent Trustees, unanimously approved the continuation of the Initial Management Agreement with respect to the EAS Genesis Fund for an additional year.

Subject to shareholder approval, the Trust will enter into the New Management Agreement with Emerald.  The terms and conditions of the New Management Agreement are identical in all material respects to those of the Initial Management Agreement, except that the date of its execution, effectiveness, and termination are changed.  If the New Management Agreement with Emerald is not approved, the Board of Trustees and Emerald will consider other options, including a new or modified request for shareholder approval of a new management agreement.

The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Management Agreement automatically terminates on assignment and is terminable by either Fund upon notice by the Fund.  In addition, the New Management Agreement may be terminated on not more than 60 days’ notice by Emerald given to the respective Fund.

The New Management Agreement, like the Initial Management Agreement, provides that Emerald shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Management Agreement is attached as Appendix A.  You should read the New Management Agreement.  The description in this Proxy Statement of the New Management Agreement is only a summary.

Information Concerning Emerald

Emerald, 2843 Executive Park Drive, Weston, FL 33331, is a limited liability company organized under the laws of the State of Florida in 1998.  Emerald is an SEC registered investment adviser (RIA) serving high net worth individuals and families, financial advisors and institutional investors, as well as the Funds. The names, titles, addresses, and principal occupations of the officers and directors of Emerald following the departure of Mr. Isbitts are set forth below:

Name and Address*:	Title:	Principal Occupation:
Scot L. Hunter	Director, CEO	Director, CEO, Emerald
Allan M. Budelman	Portfolio Advisor, Managing Partner	Portfolio Advisor, Managing Partner, Emerald
Donna S. Naitove	Chief Compliance Officer	Chief Compliance Officer, Emerald

                                                                            * Each person’s address is in care of Emerald, 2843 Executive Park Drive, Weston, FL 33331.

During the fiscal year ended April 30, 2010, the EAS Genesis Fund paid Emerald $946,444 in advisory fees.  Fee information for the fiscal year is not available for the EAS Global Cycle Fund because the Fund recently commenced operations.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on December 13, 2010, the Board, including the Independent Trustees, deliberated whether to approve the New Management Agreement with Emerald. In determining to approve the New Management Agreement, the Trustees considered written materials provided by Emerald and the Trust’s administrator (the “Report”) that had been provided to the Board prior to the meeting.  These materials included: (a) information on the investment performance of the Funds; (b) arrangements in respect of the distribution of the Funds’ shares; and (c) the resources available with respect to compliance with each Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by Emerald, including information on the overall organization of the adviser and investment management staffing.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

In their consideration of the proposed New Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Management Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Emerald’s capabilities and the experience of its personnel.  The Trustees noted that upon approval of the New Management Agreement and the Sub-Advisory Agreement, Emerald would not directly manage the Fund’s assets, but rather would contract with CWM to implement the Funds’ investment strategies.  The Trustees noted that Emerald had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of each Fund’s investment policies and limitations, as well as federal securities laws.  The Trustees concluded that Emerald has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the EAS Global Cycle Fund had only recently commenced operations, the Trustees concluded that the Fund’s investment performance was not a significant factor to their deliberations.  However, the Board noted with respect to the EAS Genesis Fund that the Fund’s 1-year performance in 2009 was the median for its peer group and that the Fund’s performance was above average for its peer group since the Fund’s inception.  Although the Board could not consider the EAS Global Cycle Fund’s performance, the Board considered the performance of Emerald’s separately managed account using the global cycle strategy (the “Account”).  The Board noted that for the 1-year and 3-year periods ended December 31, 2009 the Account outperformed the average of its peer group.  The Board concluded that it was satisfied with the EAS Genesis Fund’s performance and that Emerald has potential to deliver favorable performance for the EAS Global Cycle Fund.

Fees and Expenses.  The Board noted that Emerald would continue to charge an annual fee for the EAS Genesis Fund of 1.00% and for the EAS Global Cycle Fund of 0.75% of the Funds’ respective average daily net assets.  The Board also noted that those fees were below the average fees charged by other funds in each Fund’s peer group.  The Trustees concluded that the Funds’ advisory fees and expense ratios were acceptable in light of the quality of the services the Funds expected to receive from Emerald, and the level of fees paid by the funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Funds and whether there is potential for realization of any further economies of scale.  It was noted that because of the relatively small size of the Funds, economies of scale were not a relevant consideration at this time.  After discussion, the Trustees stated that the officers will monitor each Fund’s asset levels, and, if economies of scale become a relevant consideration, they would re-evaluate the Funds’ advisory fees.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by Emerald in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. They also considered the profits realized by Emerald from other activities related to the Funds. The Trustees agreed that excess profitability was not a concern at this time.

Conclusion.  Having requested and received such information from Emerald as the Board believed to be reasonably necessary to evaluate the terms of the New Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Funds and their shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote “FOR” approval of the New Management Agreement.

PROPOSAL II

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT
BETWEEN EMERALD ADVISORS, LLC AND CWM, LLC

Background

The primary purpose of this proposal is to enable CWM to serve as the investment sub-adviser for the Funds and for Mr. Isbitts to continue to serve as a portfolio manager for the Funds.  As explained more fully above, upon leaving Emerald, Mr. Isbitts will become the Chief Investment Officer of CWM.

To enable CWM to serve as the investment sub-adviser for the Funds and to enable Mr. Isbitts to continue serving as a portfolio manager for the Funds, the Trustees are requesting that shareholders approve a Sub-Advisory Agreement between Emerald and CWM with respect to the Funds.  If the New Management Agreement and the Sub-Advisory Agreement are approved, Mr. Isbitts will continue serving as a portfolio manager for the Funds.

The 1940 Act requires that management agreements (including sub-advisory agreements) be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed Sub-Advisory Agreement.  The Board of Trustees of the Trust approved the Sub-Advisory Agreement for the Funds, subject to shareholder approval.

The Sub-Advisory Agreement

Subject to shareholder approval, Emerald will enter into the Sub-Advisory Agreement with CWM.  If the Sub-Advisory Agreement with CWM is not approved, the Board of Trustees and Emerald will consider other options, including a new or modified request for shareholder approval of a Sub-Advisory Agreement. The Sub-Advisory Agreement will become effective upon approval by the shareholders of the Funds.

Under the terms of the Sub-Advisory Agreement, CWM will be entitled to receive, on a monthly basis, an annual sub-advisory fee (i) for the EAS Genesis Fund equal to 0.40% of average daily net assets of the Fund in excess of the Fund’s net assets on December 31, 2010 and (ii) for the EAS Global Cycle Fund equal to 0.30% of the Fund’s average daily net assets. The sub-advisory fee paid to CWM will be paid by Emerald and will not be paid by the Fund.  Subject to the authority of the Board of Trustees and oversight by Emerald, CWM will be responsible for the management of each Fund's portfolio according to its investment objective, policies and restrictions.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The Sub-Advisory Agreement automatically terminates on assignment and also may be terminated at any time, on 60 days’ notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding shares of the Funds, by Emerald or by CWM.

As further described below in Proposal III, the Trust and Emerald have applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) to permit Emerald,

with the approval of the Board of Trustees, to appoint additional non-affiliated investment sub-advisers or to replace an existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders.  If the SEC grants the foregoing exemptive relief, shareholders of the Fund will not be asked to approve the modification, continuation or termination of any sub-advisory arrangement involving an unaffiliated investment sub-adviser, including CWM.

The Sub-Advisory Agreement is attached as Appendix B.  You should read the Sub-Advisory Agreement.  The description in this Proxy Statement of the Sub-Advisory Agreement is only a summary.

Information Concerning CWM

CWM is a Nebraska limited liability corporation located at 13321 California Street, 1st Floor, Omaha, NE 68154.  CWM provides investment research and recommendations to its parent (described below) and expects to be registered as an investment adviser with the SEC prior to the Meeting.  The names, titles, addresses, and principal occupations of the officers of CWM, following the hiring of Mr. Isbitts, are set forth below:

Name and Address*:	Title:	Principal Occupation:
Robert Isbitts	Chief Investment Officer	Chief Investment Officer, CWM
Bradley Grubb	President and Chief Compliance Officer	President and Chief Compliance Officer, CWM

                                                                            * Each officer address is in care of CWM, 13321 California Street, 1st Floor, Omaha, NE 68154.

CWM is a wholly-owned subsidiary of Carson Wealth Management Group, Inc. (“CWMG”), a Nebraska corporation that offers wealth management advice for approximately $2.6 billion in assets. CWMG is controlled by Ron Carson, Jr., 13321 California Street, 1st floor, Omaha, NE  68154, by virtue of his ownership of more than 25% of CWMG’s voting stock.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on December 13, 2010, the Board, including the Independent Trustees, deliberated whether to approve the Sub-Advisory Agreement between Emerald and CWM. In determining to approve the Sub-Advisory Agreement, the Trustees considered written materials provided by CWM and the Trust’s administrator (the “Report”) that had been provided to the Board prior to the meeting.  These materials included: (a) information on the investment performance of the Funds and (b) the resources available with respect to compliance with each Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by CWM, including information on the overall organization of the sub-adviser and investment management staffing.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

In their consideration of the proposed Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of CWM’s capabilities and the experience of its personnel.  The Trustees noted that upon approval of the New Management Agreement and the Sub-Advisory Agreement, Mr. Isbitts would become CWM’s Chief Investment Officer and would continue providing portfolio management services to the Funds.  The Trustees noted that CWM had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of each Fund’s investment policies and limitations, as well as federal securities laws.

The Board noted that CWM pays expenses incurred by it in connection with acting as investment sub-adviser to the Fund, including expenses related to all employees, office space, and facilities.  The Trustees concluded that, overall, they were satisfied with the nature, extent, and quality of the services that would be provided to the Funds under the Sub-Advisory Agreement.

Performance.  The Board noted that the performance of the EAS Genesis Fund and of Emerald’s Account was relevant because they were managed by Mr. Isbitts, who would manage the Funds as part of CWM if the Sub-Advisory Agreement is approved.  The Board recalled its consideration of such performance as part of its approval of the New Management Agreement and concluded that it was satisfied with the EAS Genesis Fund’s performance and that CWM has potential to deliver favorable performance for the EAS Global Cycle Fund.

Fees and Expenses.  The Board noted that CWM would charge an annual fee for the EAS Global Cycle Fund of 0.30% of the Fund’s average daily net assets and for the EAS Genesis Fund of 0.40% of the Fund’s average daily net assets in excess of the Fund’s net assets as of December 31, 2010.  The Board noted that CWM does not provide investment advisory services to any separate accounts or pooled investment vehicles and consequently, CWM’s fees for servicing the Funds could not be compared with fees charged to other CWM clients.  The Board further noted that CWM would only be paid for incremental assets in the EAS Genesis Fund and that CWM’s fees would not result in an increase to the advisory fees paid by Fund shareholders.  The Trustees concluded that the Funds’ sub-advisory fees were acceptable in light of the quality of the services the Funds expected to receive from CWM.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Funds and whether there is potential for realization of any further economies of scale.  The Board recalled their consideration of this factor with respect to approval of the New Management Agreement.  After discussion, the Trustees stated that the officers will monitor each Fund’s asset levels, and, if economies of scale become a relevant consideration, they would re-evaluate the Funds’ sub-advisory fees.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by CWM in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. The Trustees agreed that excess profitability was not a concern at this time.

Conclusion.  Having requested and received such information from CWM as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, determined that the proposed Sub-Advisory Agreement is in the best interests of the Funds and their shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Sub-Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Sub-Advisory Agreement.

PROPOSAL III

APPROVAL OF THE FUNDS’ RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION FROM CERTAIN DISCLOSURE REQUIREMENTS AND
UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT

Background

The purpose of this proposal is to enable Emerald, with the approval of the Board of Trustees, including a separate vote of the Independent Trustees, to appoint additional non-affiliated investment sub-advisers or to replace an existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders.  To do so, the Trust and Emerald have applied for exemptive relief from the SEC (a “Manager of Managers Order”) to permit Emerald, with the approval of the Board of Trustees, to take such actions and to permit Emerald to keep certain information regarding sub-advisory agreements, such as the sub-advisory fees, confidential.

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board, including by a majority of the Independent Trustees, and the shareholders of the applicable Fund.  Therefore, if and when Emerald seeks to replace a sub-adviser or to hire additional sub-advisers to provide investment advisory services to the Funds, the Trust must solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement, and Emerald or the Funds would be required to pay the costs of such activities.

The Board of Trustees of the Trust approved the filing of an application by the Trust and Emerald for the Manager of Managers Order.

The Application for a Manager of Managers Order

The Application states that Emerald will obtain the approval of the Board, including a majority of the Independent Trustees, when changing sub-advisers or making material changes to an existing sub-advisory agreement, but approval by shareholders of the applicable Fund will not be sought or obtained.  The Manager of Managers Order only applies to the hiring of and making material changes to a sub-advisory agreement with a sub-adviser that is not affiliated with Emerald—shareholder approval would continue to be required for such actions involving an affiliated sub-adviser.

If the Manager of Managers Order is granted, Fund sub-advisory agreements will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements.  Additionally, the Funds will prominently disclose in their prospectus that Emerald monitors the Fund’s sub-adviser(s) for adherence to their specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board which sub-adviser(s) should be retained or released.  Each Fund will also disclose that it operates pursuant to the terms and conditions of the Funds’ Application.

When operating under the Manager of Managers Order, the Funds would not be required to disclose in their registration statement the amount of any advisory fees paid to a sub-adviser, except for any affiliated sub-adviser.  Additionally, the Funds would not be required to disclose any sub-adviser’s compensation or any changes to such compensation or the terms of a sub-advisory agreement or any changes to such terms in any filings required to comply with Schedule 14A of the Securities Exchange Act of 1934.

Each Fund will be required within 90 days of the hiring of a new sub-adviser, to furnish Fund shareholders with all information about the new sub-adviser that would be included in a proxy statement, except that only aggregate advisory fees will be disclosed.

If the Manager of Managers Order is granted, no Fund will begin relying on the order until Fund shareholders have approved the Fund to do so.

Board Considerations

At a meeting on December 13, 2010, the Board of Trustees considered whether to approve the filing of the Application.  The Board noted that with the Manager of Managers Order, each Fund would be able to act more quickly and with less expense to replace sub-advisers when the Board and Emerald feel that a change would benefit the Funds.  Without the Manager of Managers Order, the Board noted that a Fund could be left in the hands of a sub-adviser who would be unable to manage a Fund’s assets diligently because of unexpected changes to the sub-advisers personnel or other events.  The Board also considered that, absent such an order, in a situation where a sub-adviser has unexpectedly resigned or a change-in-control event occurs, the Trust and the affected Fund could be forced to operate without a sub-adviser, which could be highly disruptive to the operations of the Fund.

The Board concluded that permitting Emerald and the Board to change sub-advisory arrangements when a change is in shareholders’ best interests, without incurring unnecessary delay or expense, would be appropriate and in the interests of Fund shareholders and would allow the Funds to operate more efficiently.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” approval of the Fund’s reliance on an order by the SEC for exemption from certain disclosure requirements and under various rules and forms of the 1940 Act.

OTHER INFORMATION

OPERATION OF THE FUND

The Funds are diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 4020 South 147th Street, Omaha, NE 68137.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  The Funds currently retain Emerald as Fund manager and investment adviser.  Northern Lights Distributors, LLC, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Management Agreement; for approval of the proposed Sub-Advisory Agreement; for approval of the Funds’ reliance on an order by the SEC for exemption from certain disclosure requirements and under various rules and forms of the 1940 Act  and at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 9,743,067.4 shares of beneficial interest of the EAS Genesis Fund and 393,577.49 shares of beneficial interest of the EAS Global Cycle Fund issued and outstanding.

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on each proposal.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of: (i) the proposed New Management Agreement; (ii) the proposed Sub-Advisory Agreement; and (iii) the Funds’ reliance on an order by the SEC for exemption from certain disclosure requirements and under various rules and forms of the 1940 Act.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of a Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of each proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of a Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund.

Name and Address of Beneficial Owner	Fund	Amount and Nature of Beneficial Ownership	Percent of Fund
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	EAS Genesis Fund Class A Shares	834,516.4370	8.56%
NFS LLC FEBO FTJ Non-Qualified Reg Code 889 7 Easton Oval Columbus, OH 43219	EAS Genesis Fund Class A Shares	711,280.5120	7.30%
NFS LLC FEBO FTJ Non-Qualified Reg Code 890 7 Easton Oval Columbus, OH 43219	EAS Genesis Fund Class A Shares	553,401.2620	5.67%
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	EAS Genesis Fund Class I Shares	5,471,313.6760	56.15%
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	EAS Global Cycle Fund Class I Shares	283,411.6780	72.01%
Emerald Asset Advisors, LLC 2843 Executive Park Drive Weston, FL 33331	EAS Genesis Fund	Emerald may be deemed to be the beneficial owner of 4,117,092 shares of the Fund by virtue of its discretionary authority for certain private accounts managed by Emerald.	42.26%
	EAS Global Cycle Fund	Emerald may be deemed to be the beneficial owner of 300,086 shares of the Fund by virtue of its discretionary authority for certain private accounts managed by Emerald.	76.25%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Funds.  Emerald, as investment adviser to separately managed accounts, may be deemed to control each Fund as a result of its authority to vote proxies on behalf of its clients.  Emerald intends to vote in favor of each proposal on behalf of its clients.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Emile R. Molineaux, Esq., Secretary, Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Emerald and CWM.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Emerald will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust, Emerald and CWM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the

Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (631) 470-2600, or write the Trust at 4020 South 147th Street, Omaha, NE 68137.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on February 15, 2011

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF TRUSTEES

Emile R. Molineaux, Esq., Secretary

Dated January 13, 2011

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

 and

EMERALD ASSET ADVISORS, LLC

      AGREEMENT, made as of [date], 2011 between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and Emerald Asset Advisors, LLC, a Florida Limited Liability Company (the "Adviser") located at 2843 Executive Park Drive, Weston, Florida 33331.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.   The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund , under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any  event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act ..  The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds .

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors , members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund , and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund' s cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund 's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund 's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund 's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund 's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund 's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund 's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund 's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Fund  Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[ Signature Page Follows ]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS FUND TRUST

                       By: ___________________________

                               Name: Andrew Rogers

                               Title:   President

                              EMERALD ASSET ADVISORS, LLC

                               By: ____________________________

                               Name:

                               Title:

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST AS OF [date], 2011

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
EAS GENESIS FUND EAS GLOBAL CYCLE FUND	1.00% 0.75%

Appendix B

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made as of December 30, 2010, by and between Emerald Asset Advisors, (the "Adviser") and CWM, LLC (the "Sub-Adviser"), with respect to the series of the Northern Lights Fund Trust (the "Trust") now or hereafter identified on Schedule A (each a "Fund" and collectively, the "Funds").

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

WHEREAS, the Sub-Adviser has a pending registration with the Commission as an investment adviser under the Advisers Act;

WHEREAS, the Adviser and the Trust have entered into a management agreement (the "Management Agreement"), pursuant to which the Adviser manages the investment operations of each Fund and may delegate certain duties of the Adviser to one or more investment sub-adviser(s); and

WHEREAS, the Adviser, with the approval of the Trust in compliance with the 1940 Act, desires to delegate to the Sub-Adviser a portion of its duties to manage and invest the portfolio investments of each Fund, such delegation to be effective the later of: (1) the effective date of the Sub-Adviser’s registration with the Commission as an investment adviser, or (2) approval by the Board and the shareholders of the Trust in the manner required under the 1940 Act;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows with respect to each Fund:

1. Appointment of Sub-Adviser.

The Adviser hereby appoints the Sub-Adviser to share responsibility for the management of the investments of the designated Funds and the Sub-Adviser hereby agrees to cooperate in the management of the portfolio investments of the Funds subject to the terms of this Agreement and subject to the supervision of the Adviser and the Board.

The Adviser and the Sub-Adviser will establish an Investment Committee.  The Sub-Adviser agrees to provide the services of Rob Isbitts as Chairman of the Investment Committee (who shall become an affiliate of the Sub-Adviser not later than the effective date of this Agreement) and other qualified CWM personnel as necessary, and the Adviser shall provide the services of such additional affiliates of the Adviser to serve as members of the Investment Committee as it believes to be necessary to accomplish the duties of the Committee from time-to-time.  The Sub-Adviser reserves the right, in its sole discretion, to replace the Chairman of the Investment Committee upon notification to the Investment Committee.

2. Services of Sub-Adviser.

The Sub-Adviser shall cooperate with the Adviser to perform the services necessary for the management of the portfolio investments of the Funds, including but not limited to:

(a)

Managing, in the Sub-Adviser’s discretion and in accordance with the determinations made by the Investment Committee, the investment and reinvestment of all assets, now or hereafter acquired by the Funds, including determining what securities and other investments are to be purchased or sold for the Funds and executing transactions accordingly.  Certain members of the Investment Committee, including the Chairman, who may be employees of either the Sub-Adviser or the Adviser, (the “Team”) will bear responsibility for conducting research and analysis, drafting of reports for consideration by the Investment Committee, and for implementing investment decisions. In the performance of its duties, the Team will adhere to the Adviser’s standard due diligence policies and procedures as set forth in its compliance manual, as follows:

Due Diligence Policy

The portfolio management function is a dynamic activity.  Securities will be regularly analyzed for investment in the Funds by the Investment Committee as provided for in this Agreement.

Due Diligence Procedures

The Team will compile for the Investment Committee a list of investments that are suitable for the Funds in light of each Fund’s criteria for investments.  (With respect to any accounts or funds co-advised with another advisory firm, personnel of the other firm will be required to adhere to the same policies and practices.)  The Team member who originates a potential investment for consideration in the Funds will take the lead in the due diligence process, with the help and available support of other Team members in performing required research, analyses, and other materials to advise the Funds.  Investment personnel will maintain research and investment files on each security that is held by a Fund.  Research files may, for a period of time, also be maintained on securities being considered for inclusion and securities formerly owned by a Fund, although those files will typically be less detailed than files for those securities currently owned.

Prospective Investments

At a minimum, the Team will follow and document the below procedures when evaluating prospective investments for submission to the Investment Committee for evaluation for the Funds:

1.

Perform an initial screening utilizing Morningstar or other database equivalents to search for securities that fit within the parameters of each Fund’s strategies, or otherwise identify how an investment idea was generated.

2.

Produce and analyze statistical data regarding the prospective investment.

3.

 Run a comparison holdings report to determine overlap with other component fund holdings.

4.

Review public documents (i.e. annual reports, holding reports, prospectus, SAI, websites).

5.

Review the qualitative information on the fund manager and the fund management company.

6.

When evaluating an actively managed mutual fund for investment, conduct at least one conference call and/or onsite visit with one or more  representatives of the investment team of the mutual fund under consideration (e.g. – a Portfolio Manager or Senior Analyst) prior to making an investment.

7.

For all actively managed mutual funds that are purchased, prior to making the investment, prepare and maintain qualitative manager write-ups which at a minimum describe the style of each fund; its role within the portfolio; the investment rationale for owning it; and how market conditions may impact each fund’s success/failure.

8.

Document Investment Committee discussion and conclusion.

Monitoring

At a minimum, the Team will follow and document the below procedures to monitor current strategy holdings

1.

Produce and analyze statistical data on current holdings as necessary to stay abreast of current fund performance.

2.

Review public documents of current holdings on an ongoing basis as updated materials become available (i.e. annual reports, holding reports, prospectus, SAI, websites).

3.

Run a comparison holdings report on a semi-annual basis to determine overlap with other component fund holdings.

4.

For all actively managed mutual fund investments, conduct a one-on-one conference call and/or an onsite visit at least once per calendar year with one or more representatives of the investment team of the mutual fund to stay abreast of current fund activity and developments.

The parties to this Agreement acknowledge that the current procedures in effect prior to the effective date of this Agreement will be deemed to be amended to read as set forth above at the effective date of the Agreement.

Investment Committee Meetings

The Investment Committee will hold both formal and informal meetings to discuss all elements of the investment and portfolio construction process including, but not limited to, investment ideas, economic developments, current events, investment strategies, bond rates, issues related to portfolio holdings, evaluation of purchases or sales of investments, etc.  The Investment Committee will hold formal research meetings at least weekly.  Meeting minutes will be kept for the formal discussions of the Investment Committee.  Sub-Adviser will supply Adviser on a weekly basis with brief summaries highlighting any material trades made in the Funds and the investment rationale for each.  A “material trade” is one in which a new position is being purchased, a position is being sold out in its entirety, or a position is adjusted for purposes other than routine rebalancing.

The parties agree that the analyses and decisions of the Investment Committee are confidential and proprietary, and only designated members of the Committee will participate in its activities; the Chief Compliance Officers of the Adviser and the Sub-Adviser will assure that the respective Code of Ethics and compliance policies regarding use of investment information of the firm are followed by the respective personnel of his or her firm.

(b)  Transmitting trades to the Funds’ custodian for settlement in accordance with the Funds’ procedures and as may be directed by the Trust;

(c)  Assisting the Adviser in the preparation of all shareholder communications, including monthly activity summaries, quarterly letters, shareholder reports, and participating in shareholder and prospective shareholder relations.  This includes conference calls and/or meetings with existing shareholders and prospective shareholders;

(d) Making determinations as to the manner in which voting rights and/or any other rights pertaining to the Funds’ securities holdings shall be exercised; provided, however, that any such determinations shall be subject to any policies, procedures or directives approved by the Board and provided to the Sub-Adviser;

(e) Attending and participating in discussions, calls and meetings with the Adviser with respect to Funds’ investment policies and procedures, and carrying out such investment policies and procedures as are approved by the Board, or by the Adviser under authority delegated by the Board to the Adviser, and provided to the Sub-Adviser;

(f) Supplying reports, evaluations, analyses, statistical data and related information to the Adviser, the Board or to the Fund’s officers and other service providers as the Adviser or the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

(g)  Maintaining all required books and records with respect to the investment decisions, proxy voting and securities transactions for the Funds;

(h)  Furnishing any and all other services, subject to review by the Board, that the Adviser from time to time determines to be necessary or useful to perform its obligations under the Investment Advisory Agreement or as the Board may reasonably request from time to time.

(i)

Decision-Making Authority.  Assuming such decisions are consistent with the policies of the Investment Committee and the Fund, and do not cause a breach of the Adviser’s fiduciary responsibility, the Chairman of the Investment Committee shall have final authority over all investment decisions of the Funds.

3. Responsibilities of Sub-Adviser.

In carrying out its obligations under this Agreement, the Sub-Adviser agrees that it will:

(a)  Comply with all applicable law, including but not limited to the1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder, and the conditions of any order affecting the Trust or a Fund issued thereunder;

(b)  Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(c)  Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer (including any broker or dealer affiliated with the Trust, the Adviser or any of their affiliates; with listings of such affiliated brokers and dealers to be provided to the Sub-Adviser by the Adviser on an annual basis, and more frequently as changes occur).  In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will seek the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Sub-Adviser will seek favorable prices and commission rates that are reasonable in relation to the benefits received.  However, sales of shares of the Trust shall not be a factor considered by the Sub-Adviser in the selection of brokers and dealers to execute portfolio transactions on behalf of the Funds, nor shall the Sub-Adviser enter into any arrangement or understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to brokers to pay for distribution of Fund shares.  The Sub-Adviser may select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser or the Sub-Adviser exercise investment discretion.  Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion; and

(d)

Adhere to the investment objective, strategies and policies, and procedures of the Trust adopted on behalf of the Funds, which are those stated in the applicable prospectuses and statements of additional information; and

(e)

Adhere to the investment procedures of the Trust adopted on behalf of the Funds as agreed to by the Adviser and the Sub-Adviser.

4. Confidentiality of Information.

Except disclosure as may be required to the B/D or RIA of any Affiliates, each party agrees that it will treat confidentially all information provided by another party regarding such other party's business and operations which is not generally known by third parties nor otherwise generally disclosed publicly by such other party, including without limitation the investment activities or holdings of the Funds, except as is otherwise mutually agreed upon by the parties. Each party agrees that it will not unreasonably withhold its agreement to disclosure of investment activities or holdings. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through disclosure by the party about whom the information relates or becomes public without any wrongful act of the party providing such information or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or by applicable law or regulation.

5. Services Exclusive.

  The services furnished by the Sub-Adviser hereunder are deemed to be exclusive.  While this Agreement is in effect, neither the Sub-Adviser or any person affiliated with the Sub-Adviser may furnish similar advisory services to any other mutual fund that is directly competitive to the Funds.  In addition, while this Agreement is in effect, neither the Sub-Adviser or any person affiliated with it may create its own mutual fund that is directly competitive to the Funds.  To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account.  It is recognized that in some cases this procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for or disposed of by the Funds.

6. Delivery of Documents.

The Trust will provide the Sub-Adviser with copies, properly certified or authenticated, of each of the following:

(a)  the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of Delaware (such Declaration of Trust, as presently in effect and as from time to time amended, is herein called the "Declaration of Trust");

(b)  the Trust's Bylaws, if any;

(c)  the most recent prospectus and statement of additional information relating to the Funds (such prospectus together with the related statement of additional information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus"); and

(d)  any and all applicable policies and procedures approved by the Board.

The Trust will promptly furnish the Sub-Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

7. Books and Records.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Funds under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust or the Adviser any of such records upon request.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it under this Agreement.

8. Expenses of the Funds.

Except to the extent expressly assumed by the Sub-Adviser and except to any extent required by law to be paid or reimbursed by the Sub-Adviser, the Sub-Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Funds. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other Fund service providers' fees and expenses, expenses relating to the issue, sale (including any sales loads), redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, and the cost of preparing and distributing reports and notices to shareholders. The Sub-Adviser shall pay all other expenses incurred by it in connection with its services under this Agreement.

9. Compensation.

Except as otherwise provided herein, for the services provided to the Fund and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation for a fee determined in accordance with Schedule A attached hereto. It is understood that the Adviser shall be solely responsible for compensating the Sub-Adviser for performing any of the duties delegated to the Sub-Adviser and the Sub-Adviser agrees that it shall have no claim against the Trust or any Fund with respect to compensation under this Agreement.

Adviser will pay Sub-Adviser on a monthly basis with payment issued to Sub-Adviser by the 20th (twentieth) business day of the month.

10.  Term and Approval.

This Agreement will become effective as of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. The Agreement shall continue in effect for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for each Fund at least annually:

(a) (i)  by the Board or (ii) by the vote of a majority of the outstanding voting securities of each Fund; and

(b) by the affirmative vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

11. Termination.

This Agreement may be terminated without payment of any penalty at any time by:

(a)  the Trust with respect to a Fund, by vote of the Board or by vote of a majority of a Fund's outstanding voting securities, upon sixty (60) days' written notice to the other parties to this Agreement; or

(b)

the Adviser or the Sub-Adviser with respect to a Fund, upon sixty (60) days' written notice to the other parties to this Agreement; or

(c)

immediately, in the event that the Investment Advisory Agreement between the Trust and the Adviser is terminated for any reason; or

(d)

immediately, in the event that the Sub-Adviser becomes ineligible to serve as an adviser to a registered investment company in accordance with Section 9 of the 1940 Act.

Any party entitled to notice may waive the notice provided for herein.  This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order.

In the event the Adviser terminates the Sub-Adviser, or the Sub-Adviser resigns, the Adviser will continue to pay the Sub-Adviser in the form of a termination payment.  The termination payment will be calculated using the same fees specified in Schedule A for each Fund, based on each Fund’s total asset balance according to the following:

•

For the EAS Global Cycle Fund, total asset balance is defined as all the assets in this Fund at the time of termination.

•

For the EAS Genesis Fund, total asset balance is defined as the incremental assets that were generated for this Fund from January 3, 2011 to the date of termination.

The total asset balances used in the ongoing calculation of the termination payment for each Fund will not exceed the total asset balances (as defined above) on record as of the date of termination.  The termination payment to Sub-Adviser will be calculated based on the month end-balances in each Fund.  Payment will be made monthly by the 20th (twentieth) business day of the month.

12. Code of Ethics and Compliance.

The Sub-Adviser represents that it has adopted a written code of ethics (the “Code”) complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such Code, any amendments or supplements thereto and its policies and/or procedures implemented to ensure compliance therewith.  The Chief Compliance Officer of the Sub-Adviser shall provide to the Chief Compliance Officer of the Trust (with a copy to the Chief Compliance Officer of the Adviser), such quarterly and other reports as the Board of Trustees of the Trust shall require, and shall certify to the Chief Compliance Officer of the Trust (with a copy to the Adviser) that there have been no violations of the Sub-Adviser’s Code by associated persons of the Sub-Adviser.

13. Insurance.

The Sub-Adviser shall maintain for the term of this Agreement and provide evidence thereof to the Trust and the Adviser a blanket bond and professional liability (error and omissions) insurance policy for a minimum of $2 million.

14. Representations and Warranties.

Each party to this Agreement represents and warrants that the execution, delivery and performance of its obligations under this Agreement are within its powers, have been duly authorized by all necessary actions and that this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms. The Adviser further represents and warrants that it is duly registered as an investment adviser under the Advisers Act, and the Sub-Adviser further represents and warrants that it will not act under this Agreement until its pending registration as an investment adviser under the Advisers Act has become effective.

15.

Representations and Warranties of the Adviser.

(a)

The Adviser and each and every one of its officers, directors, employees and agents, shall comply at all times with all applicable laws pertaining to its business and to the operation of the Fund and to the offering of its shares.

(b)

The Funds are duly organized, validly existing and in good standing under the laws of organization.

(c)

The Funds will operate in accordance with the 1940 Act and in accordance with all applicable laws.

16.

Liability.

(a)

Except as may otherwise be required by the 1940 Act or the rules thereunder or under other applicable law, the Trust and the Adviser agree that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 controls the Sub-Adviser (i) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Fund as set forth on Schedule A herein, and (ii) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any error of judgment, mistake of law or act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.  Notwithstanding the foregoing, the Sub-Adviser is responsible for any financial losses incurred by the Fund from trading errors caused solely by the Sub-Adviser.

(b)

The Adviser acknowledges that the Sub-Adviser has no authority or responsibility with respect to the structure of the Funds, the promotion, marketing or sale of the Funds’ shares, the Funds’ relations or dealings with investors and shareholders, the disclosure provided to investors and shareholders (other than information that the Sub-Adviser may furnish to or improperly withhold from the Trust or the Adviser) or the supervision of the day-to-day activities of the Adviser, any custodian or any administrator to the Funds.

17.

Indemnification.

(a)

The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Funds which (i) may be based upon the Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement; (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Funds or any series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Funds or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; (iii) may be based on the issue, sale and distribution of the Funds’ shares, except to the extent that the Sub-Adviser or any of its affiliates is responsible for the act or omission resulting in the liability; (iv) may be based on any breach by the Adviser of any representation or warranty, or any failure by the Adviser or the Funds to comply with any agreement contained in the Agreement; or (v) may be based on any action taken or omitted to be taken by the Funds’ administrator or the custodian, to the extent such action or omission is the result of an action or omission of the Adviser; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)

The Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Funds which (i) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement or (ii) may be based on any breach by the Sub-Adviser of any representation or warranty, or any failure by the Sub-Adviser to comply with any agreement contained in the Agreement; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

18. Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund or Funds to which the amendment relates.

19. Notices.

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Adviser shall be 2843 Executive Park Drive, Weston, FL, 33331, Attention: Medon A. Michaelides, and that of the Sub-Adviser shall be Dodge Plaza, 13321 California Street, Omaha, NE, 68154, Attention: Bradley S. Grubb.  The Sub-Adviser agrees to promptly notify the Adviser, and the Adviser agrees to notify the Sub-Adviser, in writing of the occurrence of any event which could have a material impact on the performance of another party's duties under this Agreement, including but not limited to (i) the occurrence of any event which could disqualify the Adviser or the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (ii) any material change in the notifying party's business activities; (iii) any event that would constitute a change in control of the notifying party; (iv) any material change in the portfolio manager or portfolio management team of a Fund; (v) the existence of any pending or threatened audit, investigation, examination, complaint, legal proceeding or other inquiry (other than routine audits or regulatory examinations or inspections) that may relate to any Fund; and (vi) any material violation of the notifying party's code of ethics.  In the case of items (iii) and (iv) above, “promptly” shall mean with sufficient advance notice of the change to enable the Trust to seek shareholder approval, revise the prospectus, or take other necessary action.

20. Miscellaneous.

This Agreement contains the entire understanding of the parties hereto.  Each provision of this Agreement is intended to be severable.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

21. Governing Law and Questions of Interpretation.

(a)

This Agreement shall be governed by, and construed in accordance with, Nebraska law, without regard to the conflicts of laws principles thereof, and federal securities laws, including the 1940 Act and the Advisers Act.

(b)

For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

22. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Use of the Name "Northern Lights Fund Trust".

The Sub-Adviser agrees that it will not use the name "Northern Lights Fund Trust", any derivative thereof, or the name of the Adviser, the Trust or any Fund except in accordance with such policies and procedures as may be mutually agreed to in writing.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Emerald Asset Advisors, LLC

By:  Scot L. Hunter

__________
Chief Executive Officer

CWM, LLC

By:  Bradley S. Grubb

_________

President

SCHEDULE A

The Adviser shall pay the Sub-Adviser, as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of each Fund:

Fund

Annual Sub-Advisory Fee

EAS Genesis Fund

40bps based on all incremental assets in the Fund, measured as assets in excess of total fund assets as of December 31, 2010.

EAS Global Cycle Fund

      30bps based on all Fund assets

Approved:

, 2011

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the Proxy Card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

EAS GENESIS FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

A copy of the Proxy Statement and sample Proxy Ballot are available online at www.proxyvote.com

<XXXXX>2

Northern Lights Fund Trust

4020 South 147th Street, Omaha, NE 68137

EAS GENESIS FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and Emile Molineaux each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 450 Wireless Blvd., Hauppauge, NY 11788 on February 15, 2011 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the EAS Genesis Fund, on the proposals set forth regarding the approval of: (i) a new investment management agreement between the Trust and Emerald Asset Advisors, LLC; (ii) an investment sub-advisory agreement between Emerald Asset Advisors, LLC and CWM, LLC; (iii) the Fund's reliance on an order by the SEC for exemption from certain disclosure requirements and under various rules and forms of the 1940 Act and (iv) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR": (I) THE MANAGEMENT AGREEMENT; (II) THE SUB-ADVISORY AGREEMENT; (III) THE FUND'S RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION FROM CERTAIN DISCLOSURE REQUIREMENTS AND UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT AND (IV) IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the Proxy Card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

EAS GLOBAL CYCLE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

A copy of the Proxy Statement and sample Proxy Ballot are available online at www.proxyvote.com

<XXXXX>2

Northern Lights Fund Trust

4020 South 147th Street, Omaha, NE 68137

EAS GLOBAL CYCLE FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and Emile Molineaux each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 450 Wireless Blvd., Hauppauge, NY 11788 on February 15, 2011 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the EAS Global Cycle Fund, on the proposals set forth regarding the approval of: (i) a new investment management agreement between the Trust and Emerald Asset Advisors, LLC; (ii) an investment sub-advisory agreement between Emerald Asset Advisors, LLC and CWM, LLC; (iii) the Fund's reliance on an order by the SEC for exemption from certain disclosure requirements and under various rules and forms of the 1940 Act and (iv) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR": (I) THE MANAGEMENT AGREEMENT; (II) THE SUB-ADVISORY AGREEMENT; (III) THE FUND'S RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION FROM CERTAIN DISCLOSURE REQUIREMENTS AND UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT AND (IV) IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.